Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill	Goodwill:

	Containership leasing	Mobile power generation
Balance, December 31, 2019	$75.3	$—
Goodwill arising from acquisition of APR Energy (note 3)	—	117.9
Impairment loss recognized during the period	—	(117.9)
Balance, December 31, 2020 and 2021	$75.3	$—
Upon the acquisition of APR Energy, the Company recognized $117,900,000 of goodwill. As part of the Company’s annual goodwill impairment test, it was determined that the carrying value of the mobile power generation reporting unit exceeded its fair value, as a result of potential strategic repositioning contemplated subsequent to acquisition. Fair value was determined using a discounted cash flow approach. As a result, an impairment loss of $117,900,000 equal to the balance of goodwill related to the mobile power generation reporting unit, was recognized in 2020.